UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2020 (April 30, 2020)

HCA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Compensation Changes in Response to COVID-19 Pandemic

On April 30, 2020, the Compensation Committee of the Board of Directors of HCA Healthcare, Inc. (the “Company”) approved an extension through June 30, 2020 of the previously announced 30 percent reduction in base salary for the Company’s named executive officers and other executive officers.

2020 Stock Incentive Plan for Key Employees of HCA Healthcare, Inc. and its Affiliates

The Board of Directors of the Company previously approved, subject to stockholder approval, the 2020 Stock Incentive Plan for Key Employees of HCA Healthcare, Inc. and its Affiliates (the “2020 Stock Incentive Plan”). According to the results from the Company’s Annual Meeting of Stockholders held on May 1, 2020 (as noted in Item 5.07 below), the Company’s stockholders approved the 2020 Stock Incentive Plan. A detailed summary of the material terms of the 2020 Stock Incentive Plan appears on pages 33 – 50 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 20, 2020 (the “Proxy Statement”), and is incorporated herein by reference. That summary and the foregoing description of the 2020 Stock Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the 2020 Stock Incentive Plan, a copy of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 4, 2020, the Company filed with the Delaware Secretary of State an amendment to the Company’s Amended and Restated Certificate of Incorporation, to be effective May 5, 2020, providing for the right to call special meetings of stockholders upon written request by holders of record of at least fifteen percent (15%) of the voting power of all outstanding shares of the Company’s common stock entitled to vote at such meeting. The Company’s Board of Directors has also adopted an amendment to the Company’s Second Amended and Restated Bylaws providing for the ability of such stockholders to request special meetings of stockholders, subject to certain conditions set forth therein. Copies of the amendment to the Company’s Amended and Restated Certificate of Incorporation, as filed with the Delaware Secretary of State, and the amendment to the Company’s Second Amended and Restated Bylaws reflecting these changes are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

In order to support the health and well-being of the Company’s stockholders, employees and community due to the impact of the COVID-19 pandemic, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 1, 2020 in a virtual meeting format only, via webcast. At the Annual Meeting, a total of 311,900,869 shares of our common stock, out of a total of 338,468,818 shares of common stock outstanding and entitled to vote, were represented in person or by proxy. Voting results from the Annual Meeting were as follows:

1. The following nine director nominees were elected to the Company’s Board of Directors for a one-year term, or until such director’s respective successor is duly elected and qualified or such director’s earlier death, resignation or removal, as follows:

	For	Against	Abstentions	Broker Non-Votes
Thomas F. Frist III	289,371,483	2,481,653	128,037	19,919,696
Samuel N. Hazen	291,334,012	478,110	169,051	19,919,696
Meg G. Crofton	282,404,853	9,446,816	129,504	19,919,696
Robert J. Dennis	275,168,216	16,679,072	133,885	19,919,696
Nancy-Ann DeParle	290,401,636	1,413,025	166,512	19,919,696
William R. Frist	290,541,715	1,308,653	130,805	19,919,696
Charles O. Holliday, Jr.	281,567,990	10,242,832	170,351	19,919,696
Michael W. Michelson	291,537,386	273,756	170,031	19,919,696
Wayne J. Riley, M.D.	288,736,787	3,113,492	130,894	19,919,696

2. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
297,922,737	13,849,448	128,684	0

3. The adoption of a non-binding advisory resolution on the Company’s named executive officer compensation as described in the Proxy Statement was approved as follows:

For	Against	Abstentions	Broker Non-Votes
265,846,118	25,940,578	194,477	19,919,696

4. The 2020 Stock Incentive Plan for Key Employees of HCA Healthcare, Inc. and its Affiliates was approved as follows:

For	Against	Abstentions	Broker Non-Votes
278,167,425	13,641,006	172,742	19,919,696

5. The amendment to the Company’s amended and restated certificate of incorporation to allow certain stockholders to request special meetings of stockholders was approved as follows:

For	Against	Abstentions	Broker Non-Votes
291,287,131	553,802	140,240	19,919,696

6. The stockholder proposal regarding stockholders’ ability to act by written consent as described in the Proxy Statement was not approved as follows:

For	Against	Abstentions	Broker Non-Votes
56,450,547	235,227,185	303,441	19,919,696

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1

Certificate of Amendment to Amended and Restated Certificate of Incorporation of HCA Healthcare, Inc., as filed with the Secretary of State of Delaware on May 4, 2020 with an effective date of May 5, 2020.

3.2	Amendment to the Second Amended and Restated Bylaws of HCA Healthcare, Inc. effective May 5, 2020.

10.1

2020 Stock Incentive Plan for Key Employees of HCA Healthcare, Inc. and its Affiliates (filed as Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (File No. 333-237967), and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC.

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: May 6, 2020